UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________________________
FORM 8-K
_____________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
October 22, 2015
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State or Other Jurisdiction of Incorporation	Exact Name of Registrant as specified in its Charter, Address of Principal Executive Offices, Zip Code and Telephone Number (Including Area Code)	Commission File Number	IRS Employer Identification No.
Delaware	Alphabet Inc. 1600 Amphitheatre Parkway Mountain View, CA 94043 (650) 253-0000	001-37580	61-1767919
Delaware	Google Inc. 1600 Amphitheatre Parkway Mountain View, CA 94043 (650) 253-0000	001-36380	77-0493581

Not Applicable (Former name or former address, if changed since last report) ___________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
On October 22, 2015, Google Inc. (“Google”) is issuing a press release and holding a conference call regarding its financial results for the quarter ended September 30, 2015. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.
This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Google is making reference to non-GAAP financial information in both the press release and the conference call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.
This combined Form 8-K is being separately furnished by Google and Alphabet Inc., the successor issuer to, and parent holding company of, Google. Information contained herein relating to any individual registrant has been furnished by such registrant on its own behalf. Neither registrant makes any representation as to information relating to the other registrant.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release of Google Inc. dated October 22, 2015

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHABET INC.
GOOGLE INC.

Date: October 22, 2015	/s/ RUTH PORAT
Ruth Porat Senior Vice President and Chief Financial Officer